UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 8, 2004
                                                         ------------------


                           FAR EAST ENERGY CORPORATION
                           ----------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                    --------
                 (State or other jurisdiction of incorporation)


         0-32455                                      88-0459590
 ----------------------                               -------------
(Commission File Number)                   (IRS Employer Identification Number)


            400 N. Sam Houston East, Suite 205, Houston, Texas 77060
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
                                -----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

         The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

         On September 8, 2004, Far East Energy Corporation issued a press release providing a progress update on its China projects, including $6.0 million in new capital raised in the first six months of 2004 and a contract signed for the first hydraulic fracture test at Shanxi Province. A copy of our press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 99.1 Press release dated September 8, 2004.

                                   SIGNATURES
                                   ----------
         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 2004.

                               Far East Energy Corporation


                               By:/s/ Bruce N. Huff
                                  -----------------------------
                                  Bruce N. Huff
                                  Chief Financial Officer

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




                                  EXHIBIT INDEX

Exhibit No.       Page No.      Description of Exhibit
-----------       --------      -----------------------
99.1                 4          Press Release dated September 8, 2004.






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



                                                                  EXHIBIT 99.1




News for Release: Wednesday, September 8, 2004

Contact: Bill Conboy/ Senior Account Executive
                  Bill@ctapr.com
                  Bevo Beaven/ Vice President
                  bevo@ctapr.com
                  CTA Public Relations
                  303-665-4200

Far East Energy Provides Progress Update on China; $6.0 million in New Capital Raised in First Half of 2004; Contract Signed for First Hydraulic Fracture Test at Shanxi Province in September

Houston, TX- September 8, 2004 - Far East Energy Corporation (OTC BB: FEEC) announced today the following updates on its progress in China.

$6.0 Million in New Capital Raised in First Half of 2004
--------------------------------------------------------
Far East Energy has brought into the company during the first half of 2004 approximately $6.0 million in net cash proceeds from equity placements and the exercise of outstanding warrants. These proceeds are being used in the performance of Phase 1 work requirements on Far East Energy's Yunnan and Shanxi Province projects.

Contract Signed for Hydraulic Fracture Test of Shanxi Well for September
------------------------------------------------------------------------
Far East Energy signed a contract with a service company on September 4, 2004 to perform a hydraulic fracture test in September on one of the wells drilled previously by ConocoPhillips on its acreage in the Qinnan Block located in the Shanxi Province of China. The Shanxi contract area covers approximately 1,058,000 acres and comprises the acreage under the farmout agreement between the company and ConocoPhillips with partner, CUCBM. This test of a vertical well drilled by ConocoPhillips will be accomplished by fracturing one of the coal seams encountered in the initial drilling. The dewatering process on this well should last several months with the company monitoring for gas and water production generated after the fracture process.

Contracts Revised to Drill First Horizontal Wells
---------------------------------------------------
Discussions with Far East Energy's partner, CUCBM, have resulted in a revised plan to utilize horizontal drilling to explore and develop the coalbed methane resources in the company's two project areas in the Yunnan and Shanxi Provinces.




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




These horizontal wells will be among the first horizontal wells drilled in China for coalbed methane exploration. The revised terms of the project in the Yunnan Province allow the company to drill one horizontal well after testing two of its three vertical wells to satisfy the Phase 1 work program. The revised Shanxi Province project, under farmout from ConocoPhillips, requires the company to satisfy the Phase 1 requirements to test two of the three wells previously drilled by ConocoPhillips, and then to enter Phase 2 with the commitment to drill one horizontal well in that project acreage.

"As in any oil or gas project, selection of the best location for drilling, and application of the most efficient technology can be the keys to success," said Michael McElwrath, Chairman and CEO of Far East Energy.

"In selecting our well locations, drilling and completion technologies, Garry Ward, our Sr. VP Engineering, and Alex Yang, the Sr. VP Exploration & Production, have applied not only their own considerable acumen, but have also been able to actively engage the expertise of our Board, among whom are numbered a former Sr. VP of ConocoPhillips, a former Senior Exploration Geophysicist for Exxon and Saudi Aramco, a VP of drilling technology leader Maurer Technology, and a former U.S. Department of Energy Deputy Assistant Secretary of Energy for Natural Gas and Petroleum Technology. The independent board members are serving as a critical planning resource as we determine the best technical methods to unlock the potential value for these coalbed methane projects."

Based in Houston, Texas, with offices in Beijing and Kunming, China, Far East Energy is focused on the acquisition of, and exploration for, coalbed methane through its agreements with ConocoPhillips and China United Coalbed Methane Company (CUCBM). For more information, go to www.fareastenergy.com.


Statements contained in this press release that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Far East Energy Corporation and its management are forward-looking statements within the meaning of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: our lack of operating history; limited and potentially inadequate cash resources; risk and uncertainties associated with exploration, development and production of oil and gas; expropriation and other risks associated with foreign operations; matters affecting the oil and gas industry generally; lack of availability of oil and gas field goods and services; environmental risks; drilling and production risks; changes in laws or regulations affecting our operations, as well as other risks described in our Annual Report on Form 10-KSB and subsequent filings with the Securities and Exchange Commission.



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